                  OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
               (a series of Oppenheimer Variable Account Funds)
                    Supplement dated June 16, 2004 to the
                       Prospectus dated April 29, 2004

      The Prospectus is changed as follows:

1.    The  following  paragraph  is  added to the end of the  section  titled,
    "About the Fund's Investments - Other Investment Strategies" on page 8:

      Loans  of  Portfolio  Securities.  The  Fund  has  entered  into a
      Securities  Lending  Agreement  with JP Morgan  Chase.  Under that agreement,  portfolio  securities  of the  Fund may be  loaned  to
      brokers,   dealers   and   other   financial   institutions.   The
      Securities   Lending   Agreement   provides  that  loans  must  be
      adequately  collateralized  and may be only in conformity with the
      Fund's  Securities  Lending  Guidelines,  adopted  by  the  Fund's
      Board of  Trustees.  The value of the  securities  loaned  may not exceed 25% of the value of the Fund's net assets.

June 16, 2004                                                   PS0297.007